                                                                      EXHIBIT 99

                                 EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1    Articles of  Incorporation  of Twentieth  Century  Investors,  Inc.,
dated June 26, 1990 (filed as Exhibit b1a to Post-Effective  Amendment No. 73 to the  Registration  Statement of the  Registrant  on February 29, 1996,  File No.
2-14213, and incorporated herein by reference).

EX-99.a2    Articles of Amendment of Twentieth  Century  Investors,  Inc., dated
November 19, 1990 (filed as Exhibit b1b to  Post-Effective  Amendment  No. 73 to
the  Registration  Statement of the  Registrant  on February 29, 1996,  File No.
2-14213, and incorporated herein by reference).

EX-99.a3    Articles of Merger of Twentieth Century Investors,  Inc., a Maryland
corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated
February 22, 1991 (filed as Exhibit b1c to  Post-Effective  Amendment  No. 73 to
the  Registration  Statement of the  Registrant  on February 29, 1996,  File No.
2-14213, and incorporated herein by reference).

EX-99.a4    Articles of Amendment of Twentieth  Century  Investors,  Inc., dated
August 10, 1993 (filed as Exhibit b1d to Post-Effective  Amendment No. 73 to the
Registration Statement of the Registrant on February 29, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a5    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
September 2, 1993 (filed as Exhibit b1e to  Post-Effective  Amendment  No. 73 to
the  Registration  Statement of the  Registrant  on February 29, 1996,  File No.
2-14213, and incorporated herein by reference).

EX-99.a6    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
April 24, 1995 (filed as Exhibit b1f to  Post-Effective  Amendment No. 73 to the
Registration Statement of the Registrant on February 29, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a7    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
October 11, 1995 (filed as Exhibit b1g to Post-Effective Amendment No. 73 to the
Registration Statement of the Registrant on February 29, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a8    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
January 22, 1996 (filed as Exhibit b1h to Post-Effective Amendment No. 73 to the
Registration Statement of the Registrant on February 29, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a9    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
March 11, 1996 (filed as Exhibit b1i to  Post-Effective  Amendment No. 75 to the
Registration Statement of the Registrant on June 14, 1996, File No. 2-14213, and
incorporated herein by reference).

EX-99.a10   Articles  Supplementary of Twentieth Century Investors,  Inc., dated
September 9, 1996 (filed as Exhibit a10 to  Post-Effective  Amendment  No. 85 to
the  Registration  Statement of the  Registrant  on September 1, 1999,  File No.
2-14213, and incorporated herein by reference).

EX-99.a11   Articles of Amendment of Twentieth  Century  Investors,  Inc., dated
December 2, 1996 (filed as Exhibit b1j to Post-Effective Amendment No. 76 to the
Registration Statement of the Registrant on February 28, 1997, File No. 2-14213,
and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Mutual Funds, Inc., dated
December 2, 1996 (filed as Exhibit b1k to Post-Effective Amendment No. 76 to the
Registration Statement of the Registrant on February 28, 1997, File No. 2-14213,
and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Mutual Funds, Inc., dated
July 28, 1997 (filed as Exhibit b1l to  Post-Effective  Amendment  No. 78 to the
Registration Statement of the Registrant on February 26, 1998, File No. 2-14213,
and incorporated herein by reference).

EX-99.a14   Articles Supplementary of American Century Mutual Funds, Inc., dated
November 28, 1997 (filed as Exhibit a13 to  Post-Effective  Amendment  No. 83 to
the  Registration  Statement of the  Registrant  on February 26, 1999,  File No.
2-14213, and incorporated herein by reference).

EX-99.a15   Certificate  of  Correction  to Articles  Supplementary  of American
Century  Mutual Funds,  Inc.,  dated  December 18, 1997 (filed as Exhibit a14 to
Post-Effective  Amendment No. 83 to the Registration Statement of the Registrant
on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century Mutual Funds, Inc., dated
December 18, 1997 (filed as Exhibit b1m to  Post-Effective  Amendment  No. 78 to
the  Registration  Statement of the  Registrant  on February 26, 1998,  File No.
2-14213, and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century Mutual Funds, Inc., dated
January 25, 1999 (filed as Exhibit a16 to Post-Effective Amendment No. 83 to the
Registration Statement of the Registrant on February 26, 1999, File No. 2-14213,
and incorporated herein by reference).

EX-99.a18   Articles Supplementary of American Century Mutual Funds, Inc., dated
February 16, 1999 (filed as Exhibit a17 to  Post-Effective  Amendment  No. 83 to
the  Registration  Statement of the  Registrant  on February 26, 1999,  File No.
2-14213, and incorporated herein by reference).

EX-99.a19   Articles Supplementary of American Century Mutual Funds, Inc., dated
August 2, 1999 (filed as Exhibit a19 to  Post-Effective  Amendment No. 89 to the
Registration  Statement of the Registrant on December 1, 2000, File No. 2-14213,
and incorporated herein by reference).

EX-99.a20   Articles Supplementary of American Century Mutual Funds, Inc., dated
November 19, 1999 (filed as Exhibit a19 to  Post-Effective  Amendment  No. 87 to
the  Registration  Statement of the  Registrant  on November 29, 1999,  File No.
2-14213, and incorporated herein by reference).

EX-99.a21   Articles Supplementary of American Century Mutual Funds, Inc., dated
March 5, 2001 (filed as Exhibit a21 to  Post-Effective  Amendment  No. 93 to the
Registration  Statement of the Registrant on April 20, 2001,  File No.  2-14213,
and incorporated herein by reference).

EX-99.a22   Certificate of Correction to Articles Supplementary,  dated April 3,
2001  (filed  as  Exhibit  a22  to  Post-Effective   Amendment  No.  93  to  the
Registration  Statement of the Registrant on April 20, 2001,  File No.  2-14213,
and incorporated herein by reference).

EX-99.a23   Articles Supplementary of American Century Mutual Funds, Inc., dated
June 14, 2002 (filed as Exhibit a23 to  Post-Effective  Amendment  No. 98 to the
Registration  Statement of the Registrant on October 10, 2002, File No. 2-14213,
and incorporated herein by reference).

EX-99.a24   Certificate  of  Correction  to Articles  Supplementary  of American
Century  Mutual  Funds,  Inc.,  dated June 25,  2002  (filed as  Exhibit  a24 to
Post-Effective  Amendment No. 98 to the Registration Statement of the Registrant
on October 10, 2002, File No. 2-14213, and incorporated herein by reference).

EX-99.a25   Articles Supplementary of American Century Mutual Funds, Inc., dated
February 12, 2003 (filed as Exhibit a25 to  Post-Effective  Amendment No. 100 to
the  Registration  Statement of the  Registrant  on February 28, 2003,  File No.
2-14213, and incorporated herein by reference).

EX-99.a26   Certificate  of  Correction  to Articles  Supplementary  of American
Century  Mutual Funds,  Inc.,  dated  February 28, 2003 (filed as Exhibit a26 to
Post-Effective Amendment No. 101 to the Registration Statement of the Registrant
on August 28, 2003, File No. 2-14213, and incorporated herein by reference).

EX-99.a27   Articles Supplementary of American Century Mutual Funds, Inc., dated
August 14, 2003 (filed as Exhibit a27 to Post-Effective Amendment No. 102 to the
Registration  Statement of the Registrant on August 28, 2003,  File No. 2-14213,
and incorporated herein by reference).

EX-99.a28   Articles Supplementary of American Century Mutual Funds, Inc., dated
January 14, 2004 (filed as Exhibit a28 to  Post-Effective  Amendment  No. 104 to
the  Registration  Statement of the  Registrant  on February 26, 2004,  File No.
2-14213, and incorporated herein by reference).

EX-99.a29   Articles Supplementary of American Century Mutual Funds, Inc., dated
November 17, 2004 (filed as Exhibit a29 to  Post-Effective  Amendment No. 106 to
the  Registration  Statement of the  Registrant  on November 29, 2004,  File No.
2-14213, and incorporated herein by reference).

EX-99.a30   Articles Supplementary of American Century Mutual Funds, Inc., dated
January 13, 2005 (filed as Exhibit a30 to  Post-Effective  Amendment  No. 109 to
the  Registration  Statement of the  Registrant  on February 25, 2005,  File No.
2-14213, and incorporated herein by reference).

EX-99.a31   Articles Supplementary of American Century Mutual Funds, Inc., dated
June 22, 2005 (filed as Exhibit a31 to  Post-Effective  Amendment No. 111 to the
Registration Statement of the Registrant on July 28, 2005, File No. 2-14213, and
incorporated herein by reference).

EX-99.a32   Articles Supplementary of American Century Mutual Funds, Inc., dated
December 13, 2005 (filed as Exhibit 1(ff) to the Registration  Statement on Form
N-14 of the Registrant on December 22, 2005, File No. 2-14213,  and incorporated herein by reference).

EX-99.a33   Articles Supplementary of American Century Mutual Funds, Inc., dated
March 15, 2006 (filed as Exhibit a33 to Post-Effective  Amendment No. 116 to the
Registration  Statement of the Registrant on March 31, 2006,  File No.  2-14213,
and incorporated herein by reference).

EX-99.b     Amended and  Restated  Bylaws,  dated  September  21, 2004 (filed as
Exhibit b to Post-Effective  Amendment No. 106 to the Registration  Statement of
the Registrant,  File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth
fully  herein,   Article  Fifth,   Article  Seventh,   and  Article  Eighth,  of
Registrant's  Articles of Incorporation,  appearing as Exhibit (a)(1) herein and
Article Fifth of Registrant's Articles of Amendment, appearing as Exhibit (a)(4)
herein and  Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 22, 25, 30, 31, 32, 33, 39, 40
and 51 of  Registrant's  Amended and  Restated  Bylaws,  incorporated  herein by reference as Exhibit b hereto.

EX-99.d1    Amended and Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  July 29,  2005  (filed  as  Exhibit  d to
Post-Effective Amendment No. 111 to the Registration Statement of the Registrant
on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

EX-99.d2    Management  Agreement with American Century  Investment  Management,
Inc., dated March 30, 2006 (filed as Exhibit d2 to Post-Effective  Amendment No.
116 to the Registration  Statement of the Registrant on March 31, 2006, File No.
2-14213, and incorporated herein by reference).

EX-99.d3    Investment  Subadvisory  Agreement  with Mason Street  Advisors LLC, dated March 30, 2006 (filed as Exhibit d3 to Post-Effective Amendment No. 116 to the  Registration  Statement  of the  Registrant  on March  31,  2006,  File No.
2-14213, and incorporated herein by reference).

EX-99.d4    Management  Agreement with American Century  Investment  Management,
Inc., dated December 13, 2005.

EX-99.d5    Management  Agreement with American Century  Investment  Management,
Inc., dated April 28, 2006.

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment Services, Inc., dated April 28, 2006.

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement  of the  Registrant  on  February  28,  1997,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody  Agreement with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II, Inc.
on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
of American Century  Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX.99.g5    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6    Registered Investment Company Custody Agreement with Goldman,  Sachs
&  Co.,  dated  February  6, 2006  (filed as  Exhibit  g6 to  Post-Effective
Amendment No. 114 to the  Registration  Statement of the  Registrant on February
28, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.g7    Amendment to Futures and Options  Account  Agreement and  Registered
Investment  Company Custody Agreement with Goldman,  Sachs & Co.,  effective May
12, 2006 is included herein.

EX-99.g8    Custodian and Investment Accounting Agreement with State Street Bank and Trust  Company,  dated May 27, 2005  (filed as Exhibit g6 to  Post-Effective
Amendment No. 27 to the Registration  Statement of American  Century  Investment
Trust on May 27, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.g9    Amendment No. 1 to Custodian  and  Investment  Accounting  Agreement
with State Street Bank and Trust Company, effective September 30, 2005 (filed as
Exhibit g8 to Post-Effective  Amendment No. 41 to the Registration  Statement of
American Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.g10   Amendment No. 2 to Custodian  and  Investment  Accounting  Agreement
with State  Street Bank and Trust  Company,  effective  March 31, 2006 (filed as
Exhibit g9 to Post-Effective  Amendment No. 32 to the Registration  Statement of
American  Century  Investment  Trust on March 31, 2006, File No.  33-65170,  and
incorporated herein by reference).

EX-99.g11   Third-Party  Custodial  Agreement with J.P.  Morgan Futures Inc. and
State Street Bank and Trust Company, dated March 31, 2006.

EX-99.h1    Transfer Agency  Agreement with Twentieth  Century  Services,  Inc., dated March 1, 1991 (filed as Exhibit 9 to  Post-Effective  Amendment  No. 76 to the  Registration  Statement of the  Registrant  on February 28, 1997,  File No.
2-14213, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h3    Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 14, 2005 (filed as
Exhibit h13 to Post-Effective  Amendment No. 40 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel, dated April 28, 2006.

EX-99.j1    Consent of  Deloitte & Touche  LLP,  independent  registered  public accounting firm, dated April 24, 2006.

EX-99.j2    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated April 24, 2006, is included herein.

EX-99.j3    Power of Attorney,  dated  December 13, 2005 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  39 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc. on December 14, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.j4    Secretary's  Certificate,  dated December 13, 2005 (filed as Exhibit
j3 to Post-Effective  Amendment No. 39 to the Registration Statement of American
Century World Mutual Funds,  Inc. on December 14, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration  Statement of American Century Capital  Portfolios,  Inc. on
February 17, 1998, File No. 33-64872, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  13,  1997  (filed  as  Exhibit  b15b  to
Post-Effective  Amendment No. 77 to the Registration Statement of the Registrant
on July 17, 1997, File No. 2-14213, and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  September  30,  1997  (filed as Exhibit  b15c to
Post-Effective  Amendment No. 78 to the Registration Statement of the Registrant
on February 26, 1998, File No. 2-14213, and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  30,  1998  (filed  as  Exhibit  b15e  to
Post-Effective  Amendment  No.  11 to the  Registration  Statement  of  American
Century  Capital  Portfolios,  Inc. on June 26,  1998,  File No.  33-64872,  and
incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  13,  1998  (filed as  Exhibit  b15e to
Post-Effective  Amendment  No.  12 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc. on November 13, 1998, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  February  16,  1999  (filed  as  Exhibit  m6  to
Post-Effective  Amendment No. 83 to the Registration Statement of the Registrant
on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 of American Century Capital Portfolios,  Inc. on July 29, 1999,
File No. 33-64872, and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  19,  1999  (filed  as  Exhibit  m8  to
Post-Effective  Amendment No. 87 to the Registration Statement of the Registrant
on November 29, 1999, File No. 2-14213, and incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration  Statement of American Century World Mutual
Funds,  Inc. on May 24, 2000,  File No.  33-39242,  and  incorporated  herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  April  30,  2001  (filed  as  Exhibit  m10  to
Post-Effective  Amendment  No.  24 to the  Registration  Statement  of  American
Century  World Mutual  Funds,  Inc. on April 19, 2001,  File No.  33-39242,  and
incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  December  3,  2001  (filed  as  Exhibit  m11  to
Post-Effective  Amendment No. 94 to the Registration Statement of the Registrant
on December 13, 2001, File No. 2-14213, and incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  September  3,  2002  (filed  as  Exhibit  m12 to
Post-Effective  Amendment  No.  26 to the  Registration  Statement  of  American
Century  World Mutual Funds,  Inc. on October 1, 2002,  File No.  33-39242,  and
incorporated herein by reference).

EX-99.m13   Amendment No. 12 to the Master Distribution and Shareholder Services
Plan  (Advisor   Class),   dated  August  1,  2004  (filed  as  Exhibit  m13  to
Post-Effective  Amendment  No.  32 to the  Registration  Statement  of  American
Century  Capital  Portfolios,  Inc. on July 29,  2004,  File No.  33-64872,  and
incorporated herein by reference).

EX-99.m14   Master  Distribution  and  Individual   Shareholder   Services  Plan
(C Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the  Registration  Statement of American  Century  World Mutual Funds,
Inc.  on  April  19,  2001,  File  No.  33-39242,  and  incorporated  herein  by reference).

EX-99.m15   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to  Post-Effective  Amendment No. 24 to the  Registration  Statement of American
Century  World Mutual  Funds,  Inc. on April 19, 2001,  File No.  33-39242,  and
incorporated herein by reference).

EX-99.m16   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m15 to Post-Effective Amendment No. 26 to the Registration Statement of American
Century  World Mutual Funds,  Inc. on October 1, 2002,  File No.  33-39242,  and
incorporated herein by reference).

EX-99.m17   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated February 27, 2004 (filed as Exhibit
m16 to  Post-Effective  Amendment No. 104 to the  Registration  Statement of the
Registrant on February 26, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m18   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated September 30, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 20 to the Registration Statement of American
Century  Strategic  Asset  Allocations,  Inc. on September  29,  2004,  File No.
33-79482, and incorporated herein by reference).

EX-99.m19   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated November 17, 2004 (filed as Exhibit
m19 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m20   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated March 30, 2006 (filed as Exhibit m20 to  Post-Effective  Amendment No. 23 to the  Registration  Statement of American
Century Strategic Asset Allocations,  Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m21   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m22   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated February 27, 2004 (filed as Exhibit
m18 to  Post-Effective  Amendment No. 104 to the  Registration  Statement of the
Registrant on February 26, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m23   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m24   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated November 17, 2004 (filed as Exhibit
m23 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m25   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m26   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 29, 2005 (filed as Exhibit
m25 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds,  Inc. on November 30, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m27   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated March 30, 2006 (filed as Exhibit m27 to  Post-Effective  Amendment No. 23 to the  Registration  Statement of American
Century Strategic Asset Allocations,  Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m28   Master  Distribution  and  Individual   Shareholder   Services  Plan
(B Class),  dated  September  3, 2002  (filed as  Exhibit  m7 to  Post-Effective
Amendment No. 34 to the Registration  Statement of American  Century  California
Tax-Free  and  Municipal  Funds  on  October  1,  2002,  File No.  2-82734,  and
incorporated herein by reference).

EX-99.m29   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated February 27, 2004 (filed as Exhibit
m20 to  Post-Effective  Amendment No. 104 to the  Registration  Statement of the
Registrant on February 26, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m30   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m31   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated November 17, 2004 (filed as Exhibit
m27 to  Post-Effective  Amendment No. 106 to the  Registration  Statement of the
Registrant on November 29, 2004, File No. 2-14213,  and  incorporated  herein by reference).

EX-99.m32   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m33   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 29, 2005 (filed as Exhibit
m31 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds,  Inc. on November 30, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m34   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated March 30, 2006 (filed as Exhibit m34 to  Post-Effective  Amendment No. 23 to the  Registration  Statement of American
Century Strategic Asset Allocations,  Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m35   Master  Distribution  and  Individual   Shareholder   Services  Plan
(R Class),  dated  August  29,  2003  (filed as  Exhibit  m16 to  Post-Effective
Amendment No. 17 to the  Registration  Statement of American  Century  Strategic
Asset Allocations,  Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m36   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m37   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class),  dated February 24, 2005 (filed as Exhibit
m30 to  Post-Effective  Amendment  No. 22 of American  Century  Strategic  Asset
Allocations,  Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.m38   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class),  dated July 29, 2005 (filed as Exhibit m33 to  Post-Effective  Amendment  No.  111 to  the  Registration  Statement  of the
Registrant  on July 28,  2005,  File No.  2-14213,  and  incorporated  herein by reference).

EX-99.m39   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated September 29, 2005 (filed as Exhibit
m22 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.m40   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated March 30, 2006 (filed as Exhibit m40 to  Post-Effective  Amendment No. 23 to the  Registration  Statement of American
Century Strategic Asset Allocations,  Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the  Registration  Statement of the Registrant on February 26, 2004, File No.
2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective  Amendment No. 35 to the  Registration  Statement of American Century  Quantitative  Equity Funds,
Inc.  on  April  29,  2004,  File  No.  33-19589,  and  incorporated  herein  by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement of American  Century  Investment  Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc. on September  29,  2004,  File No.  33-79482,  and  incorporated  herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration  Statement of the Registrant,  File No. 2-14213, on November
29, 2004, and incorporated herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective  Amendment No. 22 to the American  Century  Strategic Asset  Allocations,  Inc. on March 30, 2005,
File No. 33-79482, and incorporated herein by reference).

EX-99.n10   Amendment  No. 9 to the Amended and  Restated  Multiple  Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration Statement of the Registrant on July 28, 2005, File No. 2-14213,
and incorporated herein by reference).

EX-99.n11   Amendment  No. 10 to the Amended and Restated  Multiple  Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to  Post-Effective  Amendment No.
41 to the Registration  Statement of American Century Quantitative Equity Funds,
Inc. on September  29,  2005,  File No.  33-19589,  and  incorporated  herein by reference).

EX-99.n12   Amendment  No. 11 to the Amended and Restated  Multiple  Class Plan,
dated  March 30, 2006 (filed as Exhibit  n12 to the  Registration  Statement  of
American Century Strategic Asset  Allocations,  Inc. on March 30, 2006, File No.
33-79482, and incorporated herein by reference).

EX-99.n13   Letter Agreement with American Century Investment Management,  Inc., dated March 30, 2006 (filed as Exhibit n13 to Post-Effective Amendment No. 42 to the Registration Statement of American Century World Mutual Funds, Inc. on March
30, 2006, File No. 33-39242, and incorporated herein by reference).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective  Amendment No. 106 to the Registration Statement
of the  Registrant  on November 29, 2004,  File No.  2-14213,  and  incorporated herein by reference).

EX-99.p3    Mason  Street   Advisors,   LLC  Statement  of  Policy  on  Personal
Securities Transactions (filed as Exhibit p3 to Post-Effective  Amendment No. 31 to the Registration  Statement of American Century  Investment Trust on March 9,
2006, File No. 33-65170, and incorporated herein by reference).